UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 29, 2014

Date of Report (date of earliest event reported)

_________________________

ASCENA RETAIL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-11736	30-0641353
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification Number)

933 MacArthur Boulevard

Mahwah, New Jersey 07430

(Address of principal executive offices, including zip code)

(551) 777-6700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Current Report on Form 8-K filed by Ascena Retail Group, Inc. (the “Company”) with the Securities and Exchange Commission on July 21, 2014, Dirk Montgomery, Executive Vice President and Chief Financial Officer of the Company, tendered, for personal reasons, his resignation to the Board of Directors of the Company, and the Board of Directors of the Company accepted his resignation. Mr. Montgomery’s resignation became effective on August 29, 2014.

Also, effective on August 29, 2014, the Board of Directors appointed Kevin Trolaro, Assistant Controller, to serve as Interim Chief Financial Officer, to act in such additional capacity as the Company’s principal financial officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENA RETAIL GROUP, INC.

(Registrant)

Date: August 29, 2014

By:	/s/ David Jaffe
David Jaffe
President and Chief Executive Officer
(Principal Executive Officer)